UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 4, 2009
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Macrovision Solutions Corporation
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.

On August 4, 2009, Rovi Corporation (“Rovi”) and Macrovision Corporation, a wholly owned subsidiary of Rovi (“Macrovision,” and together with Rovi, the “Borrowers”), entered into Amendment No. 1 (the “Amendment”) to that certain Credit Agreement dated May 2, 2008 (the “Credit Agreement”) by and among the Borrowers, the guarantors party thereto (the “Guarantors”), the lenders party thereto, J.P. Morgan Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) as joint lead arrangers and joint bookrunners, Merrill as syndication agent and JPMorgan Chase Bank, N.A. as administrative agent and collateral agent, pursuant to which the parties agreed to permit the Borrowers to repay senior unsecured notes (the “Senior Notes”) issued pursuant to an Indenture (the “Indenture”) dated on or about May 2, 2008 among the Borrowers, the Guarantors and the Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as trustee for the holders of the such Senior Notes, either through the redemption, retirement or other acquisition for value of such Senior Notes, subject to the requirement that, after giving effect to any such transaction, the Borrowers are in pro forma compliance with the financial covenants in the Credit Agreement.  Those terms defined in this Item shall have the same meaning when used in Item 1.02 below.

ITEM 1.02    Termination of a Material Definitive Agreement.

On August 5, 2009, Rovi repurchased from the holder thereof (the “Holder”) $100,000,000 in aggregate principal amount of Senior Notes for the purchase price of $105,220,221.00, representing all of the issued and outstanding Senior Notes under the Indenture.  Rovi surrendered the Senior Notes to the Trustee, and the Borrowers, as the issuers under the Indenture, instructed the Trustee to cancel the Senior Notes.  By delivering all of the outstanding Senior Notes to the Trustee for cancellation, the Borrowers satisfied the conditions precedent for the discharge of the Indenture.  As a result, the Indenture was terminated upon its terms.

ITEM 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K relating to the Amendment is hereby incorporated by reference.

ITEM 9.01    Financial Statements and Exhibits.

(d)    The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description
10.1	Amendment No. 1 dated August 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation

Date: August 6, 2009	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel